Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Goldman Sachs Multi-Asset Insights Portfolio

(the “Portfolio”)

Supplement dated June 7, 2018, to the Portfolio’s

Prospectus dated May 1, 2018, as supplemented and amended to date

    In the section entitled “Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Raymond Chan, CFA Managing Director	2017
Christopher Lvoff, CFA Managing Director	2017

    In the section entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph of the section “Goldman Sachs Asset Management L.P. (GSAM)” is deleted in its entirety and replaced with the following:

The SA Goldman Sachs Multi-Asset Insights Portfolio is managed by Raymond Chan, CFA and Christopher Lvoff, CFA. Raymond Chan is a managing director in the Global Portfolio Solutions Group (GPS), based in New York. He is head of the Markets team within GPS and is also a senior portfolio manager. Previously, Mr. Chan was a member of the Cross Asset Solutions and Pension Endowment and Foundations groups within the Securities Division, where he developed and implemented customized investing and hedging solutions for institutional clients. Prior to that, he worked in the Finance and Strategy group of the Investment Management Division. Mr. Chan first joined GSAM in 2004 as an associate in the Investment Management division and he was named managing director in 2012. Christopher Lvoff is a managing director in the Global Portfolio Solution Group (GPS), based in New York, where he is a senior portfolio manager. Previously, Mr. Lvoff was a member of the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Mr. Lvoff joined GSAM in 2007 and was named managing director in 2016. The GPS Group provides multi-asset class products and solutions, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. The GPS Group serves clients globally from offices located in New York, Bengaluru, London, Salt Lake City, and Tokyo.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Goldman Sachs Multi-Asset Insights Portfolio

(the “Portfolio”)

Supplement dated June 7, 2018, to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented and amended to date

All references to Lucy Xin are removed, effective immediately.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.